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UNITED STATES
SECURITIESANDEXCHANGECOMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 18, 2005

BIG SKY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-28345	72-1381282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750, 444 2nd Avenue SW Calgary AB T2P 5E9
(Address of principal executive offices)	(Zip Code)

403.234.8885
Registrant’s telephone number, including area cod

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

X    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 3 – Securities and Trading Markets

Item 3.02  Unregistered Sale of Equity Securities

On July 15, 2005, the Board of Directors of Big Sky Energy Corporation (the “Registrant”) approved a private placement of a maximum of 25,000,000 shares of common stock of the Registrant at $1.00 per share.  Under the terms of the private placement the Registrant has until July 31, 2005 or such other date as the Registrant may chose to close this private offering.

As of the date of this filing, no subscriptions have as yet been accepted by the Registrant with respect to this private placement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:       July 18, 2005

BIG SKY VENTURES CORPORATION

By:  /s/ Bruce H. Gaston

Name:  Bruce H. Gaston

Title:    Chief Financial Officer and Director